UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2008

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 15, 2008, Equifax Inc. announced that it will change its non-contributory, defined benefit pension plan for eligible U.S. salaried employees, the Equifax Inc. Pension Plan, and redesign its 401(k) savings plan, both effective as of January 1, 2009.  A copy of the text of the press release is attached as Exhibit 99.1 hereto.  This Report and Exhibit 99.1 are furnished to, and not filed with, the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Equifax Inc. dated September 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/Kent E. Mast
Name:	Kent E. Mast
Title:	Corporate Vice President and
Chief Legal Officer

Date: September 15, 2008

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description

99.1	Press release of Equifax Inc. dated September 15, 2008.